UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BLACKLINE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice of Availability BLACKLINE, of Proxy Materials INC. for the Stockholder Meeting of To Be Held On May 10, 2017 at 9:00 a.m. at the Company’s headquarters located at 21300 Victory Blvd., 12th Floor, Woodland Hills, CA 91367 COMPANY NUMBER JOHN SMITH 1234 MAIN STREET ACCOUNT NUMBER APT. 203 NEW YORK, NY 10038 CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 04/28/17. Please visit http://www.astproxyportal.com/ast/21108/, where the following materials are available for view: • Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • 2016 Annual Report TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@amstock.com WEBSITE: https://us.astfinancial.com/proxyservices/requestmaterials.asp TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. IN PERSON: You may vote your shares in person by attending the Annual Meeting. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. 1. The election as director of the nominees listed below (except as marked to the 2. To ratify the appointment of PricewaterhouseCoopers LLP (“PWC”) as the Company’s contrary below). independent registered public accounting firm for its fiscal year ending December 31, NOMINEES: 2017. Therese Tucker In their discretion, the proxies are authorized to vote upon such other business as may Mario Spanicciati properly come before the Annual Meeting of Stockholders or any adjournments or Thomas Unterman postponements thereof. These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is March 13, 2017. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS. Please note that you cannot use this notice to vote by mail. Directions to the Blackline, Inc. 2017 Annual Meeting of Stockholders Directions to the Blackline, Inc. 2017 Annual Meeting are available in the proxy statement, which can be viewed at http://www.astproxyportal.com/ast/21108/